                                                                    EXHIBIT 10.1

                           SIXTH AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of November 13, 2002 (the "Effective Date") by and among ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), the lenders party to the Credit Agreement (as defined below) (collectively, together with all successors and assigns, the "Lenders"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (the "Agent"), BANK OF AMERICA, N.A., a national banking association, as syndication agent for the Lenders (the "Syndication Agent"), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, formerly known as FIRST UNION NATIONAL BANK ("Wachovia"), and JPMORGAN CHASE BANK, a New York state banking corporation, formerly known as THE CHASE MANHATTAN BANK ("Chase"), both as managing agents for the Lenders (Wachovia and Chase, in such capacities, are hereby referred to as the "Managing Agents") (collectively, the Agent, the Syndication Agent and the Managing Agents are referred to as the "Agents").

                             PRELIMINARY STATEMENTS

         A. The Borrower, the Lenders and the Agents have entered into that certain Amended and Restated Credit Agreement, dated as of November 9, 2000, as amended by that certain Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of February 21, 2001, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of November 7, 2001, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of December 31, 2001, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of April 30, 2002, and as further amended by the Fifth Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of October 31, 2002 (as amended, the "Credit Agreement").

         B. The Borrower has advised the Agent and the Lenders that the Borrower desires to form a special purpose limited liability company or business trust ("ACE Funding"), as a wholly-owned subsidiary of the Borrower.

         C. The Borrower, the Lenders and the Agents desire to amend the Credit Agreement and the other Credit Documents as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:



                                       1
                                                                 Sixth Amendment

                                    AGREEMENT


ARTICLE I. DEFINITIONS

         SECTION 1.02 Certain Defined Terms. Capitalized terms used in this Amendment are used as defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II. AMENDMENT

         SECTION 2.01 Amendment to Section 1.01; Amendment and Restatement of Certain Defined Terms. Effective as of the Effective Date, the following definitions contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                   "Applicable Margin" shall mean the following percentages per annum applicable to the following Types of Loans, which percentages shall be added to the applicable interest rates for purposes of calculating the interest rates payable to the Lenders, as more fully described by Section 2.05.

                                                  ALTERNATE BASE           REFERENCE
                                                  RATE APPLICABLE        RATE APPLICABLE
               TYPE OF LOANS                          MARGIN                 MARGIN
               -------------                      ---------------        ---------------
          Revolving Credit Loan                        3.50%                  4.50%

          Seasonal Revolving Credit Loan               4.00%                   N/A

                  "Available Commitment Amount" shall mean at any date of determination (i) with respect to the Revolving Credit Commitment, the Total Revolving Credit Commitment, minus the average daily unpaid principal balance of the Revolving Credit Loans since the later to occur of November 13, 2002 and the last date of payment of the Commitment Fee with respect to the Revolving Credit Commitment, as described in Section 2.06(a) hereof and (ii) with respect to the Seasonal Revolving Credit Commitment, the Total Seasonal Revolving Credit Commitment, minus the average daily unpaid principal balance of the Seasonal Revolving Credit Loans since the later to occur of November 13, 2002 and the last date of payment of the Commitment Fee with respect to the Seasonal Revolving Credit Commitment, as described in Section 2.06(a).

                  "Final Maturity Date" shall mean October 31, 2003.

                  "Fixed Rate" shall mean a fixed interest rate equal to fifteen percent (15.0%) per annum.



                                       2
                                                                 Sixth Amendment

                  "Interest Payment Date" shall mean (a) with respect to any Revolving Credit Loan that is an Alternate Base Loan, (i) the last Business Day of each month commencing on the month following the Closing Date and (ii) the Revolving Credit Termination Date, (b) with respect to any Seasonal Revolving Credit Loan that is an Alternate Base Loan, (i) the last Business Day of each month commencing on the month following the Closing Date and (ii) the Seasonal Revolving Credit Termination Date, (c) with respect to any Reference Rate Loan, (i) the last Business Day of each month commencing on the month following the Closing Date and (ii) the Revolving Credit Termination Date and (d) with respect to any Fixed Rate Loan, (i) the last Business Day of each month commencing on the month following the Closing Date and (ii) the Term Loan Termination Date.

                  "Interest Period" shall mean, as to any (i) Alternate Base Loan, the period commencing on the date of such Alternate Base Loan and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1) month thereafter, as the Borrower may elect with respect to its Alternate Base Loans; and (ii) Reference Rate Loan, the period commencing on the date of such Reference Rate Loan and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one
         (1) month thereafter, as the Borrower may elect with respect to its Reference Rate Loans; provided, however, that (a) if an Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) no Interest Period shall (i) with respect to a Term Loan, end later than the Term Loan Termination Date, (ii) with respect to a Revolving Credit Loan, end later than the Revolving Credit Loan Termination Date, and (iii) with respect to a Seasonal Revolving Credit Loan, end later than the Seasonal Revolving Credit Loan Termination Date, and (c) interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

                  "Loan" shall mean any Term Loan, any Revolving Credit Loan or any Seasonal Revolving Credit Loan.

                  "Notes" shall mean, collectively, the Term Notes, the Revolving Credit Notes and the Seasonal Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof.

                  "Revolving Credit Notes" shall mean the Amended and Restated Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit B annexed hereto, as amended, modified, supplemented or extended from time to time.



                                       3
                                                                 Sixth Amendment

                  "Total Commitment" shall mean the sum of the Lenders' Total Term Loan Commitment, Total Revolving Credit Commitment and Total Seasonal Revolving Credit Commitment, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         SECTION 2.02 Amendment to Section 1.01; Addition of Certain Defined Terms. Effective as of the date hereof, the following definitions shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

                  "ACE Funding" shall mean a special purpose limited liability company or business trust to be formed by the Borrower after November 13, 2002 as a wholly-owned Subsidiary of the Borrower.

                  "Contingency Fee" shall have the meaning assigned to such term in Section 2.06(c) hereof.

                  "Contingency Fee Payments" shall have the meaning assigned to such term in Section 2.06(c) hereof.

                  "ACE Funding Lender" shall have the meaning assigned to such term in Section 6.21 hereof.

                  "Seasonal Revolving Credit Commitment" shall mean, with respect to any Seasonal Revolving Credit Lender, the Seasonal Revolving Credit Commitment of such Lender as set forth in Schedule 2.01(c) annexed hereto, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

                  "Seasonal Revolving Credit Lender" shall mean any Lender that makes Seasonal Revolving Credit Loans pursuant to this Agreement.

                  "Seasonal Revolving Credit Loan" shall mean advances under the Seasonal Revolving Credit Commitment to the Borrower made pursuant to this Agreement.

                  "Seasonal Revolving Credit Notes" shall mean the Seasonal Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit K annexed hereto, as amended, modified, supplemented or extended from time to time.

                  "Seasonal Revolving Credit Termination Date" shall mean the earlier of (a) March 15, 2003 or (b) such date as the Seasonal Revolving Credit Loans shall otherwise be payable in full and the Seasonal Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

                  "Security Agreement" shall have the meaning assigned to such term in Section 5.19 hereof.



                                       4
                                                                 Sixth Amendment

                  "Term Notes" shall mean the Second Amended and Restated Term Notes of the Borrower, executed and delivered as provided in Section
         2.04 hereof, in substantially the form of Exhibit A annexed hereto, as amended, modified, supplemented or extended from time to time.

                  "Total Seasonal Revolving Credit Commitment" shall mean the sum of the Lenders' Seasonal Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

                  "Usage Period" shall mean the period from January 7 (or the preceding Business Day if January 7 is not a Business Day) through April 30 (or the next Business Day if April 30 is not a Business Day) of each calendar year.

         SECTION 2.03 Amendment to Section 1.01; Deletion of Certain Defined Terms. Effective as of the date hereof, the definitions of "Eurodollar Lending Office", "Eurodollar Loan" and "Term Loan Note" shall be deleted from Section
1.01 of the Credit Agreement.

         SECTION 2.04 Amendment to Section 2.01(d). Effective as of the Effective Date, Section 2.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(d) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to the Borrower, at any time and from time to time, the Borrower having the right to borrow, repay and reborrow, from the Closing Date to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in Schedule 2.01(b) hereto. Notwithstanding the foregoing, at no time shall the sum of (i) the aggregate principal amount of Revolving Credit Loans outstanding and
         (ii) the aggregate principal amount of Seasonal Revolving Credit Loans outstanding, exceed the Borrowing Base then in effect. If the total unpaid amount of the Revolving Credit Loans and the Seasonal Revolving Credit Loans at any time exceeds the Borrowing Base then in effect, Borrower shall make a paydown on the Seasonal Revolving Credit Loans (and, to the extent necessary, the Revolving Credit Loans) in an amount sufficient to reduce the total unpaid balance of the Seasonal Revolving Credit Loans and Revolving Credit Loans to an amount no greater than the Borrowing Base. Such mandatory paydown shall be accompanied by all accrued and unpaid interest on the amount prepaid."

         SECTION 2.05 Amendment to Section 2.01; Addition of Section 2.01(e). Effective as of the Effective Date, a new Section 2.01(e) is hereby added to the Credit Agreement to read as follows:

                  "(e) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Seasonal Revolving Credit



                                       5
                                                                 Sixth Amendment

         Lender, severally and not jointly, agrees to make Seasonal Revolving Credit Loans to the Borrower, at any time and from time to time, the Borrower having the right to borrow, repay and reborrow, from December 1, 2002, to the Seasonal Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Seasonal Revolving Credit Commitment set forth opposite its name in Schedule 2.01(c) hereto. The Seasonal Revolving Credit Loans shall be subject to the Borrowing Base and shall not be made if any such Seasonal Revolving Credit Loan would cause the unpaid amount of the Seasonal Revolving Credit Loans, together with the unpaid amount of all of the Revolving Credit Loans then outstanding, to exceed the Borrowing Base then in effect. The Seasonal Revolving Credit Loans shall be made on, and subject to, the same terms and conditions as the Revolving Credit Loans, and the Seasonal Revolving Credit Commitments shall be subject to reduction or termination upon the same terms and conditions as the Revolving Credit Commitments, in each case to the extent not expressly provided otherwise in this Agreement. Any payments made by the Borrower to the Agent during a period when any Seasonal Revolving Credit Loans are outstanding shall be applied first to accrued and unpaid interest on the portion of the Seasonal Revolving Credit Loans, if any, that exceeds $35,000,000 in the aggregate, second to accrued and unpaid interest on the remaining portion of the Seasonal Revolving Credit Loans, third to the unpaid principal amount of any Seasonal Revolving Credit Loans, if any, in excess of $35,000,000, fourth to the unpaid principal amount of the remaining Seasonal Revolving Credit Loans, and thereafter in accordance with the terms of this Agreement."

         SECTION 2.06 Amendment to Section 2.02(b). Effective as of the Effective Date, Section 2.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Revolving Credit Loans and Seasonal Revolving Credit Loans shall be made ratably by the Lenders in accordance with their respective Revolving Credit Commitments and Seasonal Revolving Credit Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder. Term Loans shall be made by the Lenders against delivery to each Lender of one (1) Term Note, payable to the order of such Lender, as referred to in Section 2.04 hereof. All Revolving Credit Loans shall be made by the Lenders against delivery to each Lender of one (1) Revolving Credit Note, payable to the order of such Lender, as referred to in Section 2.04 hereof. All Seasonal Revolving Credit Loans shall be made by the Lenders against delivery to each Lender of one (1) Seasonal Revolving Credit Note, payable to the order of such Lender, as referred to in Section 2.04 hereof."

         SECTION 2.07 Amendment to Section 2.03. Effective as of the Effective Date, Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:



                                       6
                                                                 Sixth Amendment

                  "SECTION 2.03. Notice of Revolving Credit Loans and Seasonal Revolving Credit Loans. The Borrower shall give the Agent irrevocable written or facsimile notice (promptly confirmed in writing) of each borrowing to be made by the Borrower (including, without limitation, a conversion as permitted by Section 2.02(e) hereof) not later than (i) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Revolving Credit Loan consisting of a Reference Rate Loan borrowing or any Reference Rate Loan conversion and (ii) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Revolving Credit Loan or Seasonal Revolving Credit Loan consisting of an Alternate Base Loan borrowing or any Alternate Base Loan conversion. Such notice shall be in substantially the form of Exhibit I hereto (the "Borrowing Notice") and shall (i) state whether the Loans then being requested are to be Revolving Credit Loans or Seasonal Revolving Credit Loans, (ii) specify whether the Loans then being requested are to be Alternate Base Loans or Reference Rate Loans, (iii) specify the date of such borrowing (which shall be a Business Day) and amount thereof, (iv) state that the representations and warranties set forth in Article III hereof and in any documents delivered in connection herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date),
         (v) state that no Default or Event of Default has occurred and is continuing or would otherwise be created by such borrowing and (vi) state that the proceeds of such Loans will be used only to fund Borrower's working capital requirements in the ordinary course of its business. If no election as to the Type of Loan is specified in any such notice, all such Loans shall be Alternate Base Loans. Notwithstanding anything contained in this Agreement to the contrary,
         (i) Revolving Credit Loans shall only be, and shall only be convertible into, Alternate Base Loans or Reference Rate Loans, (ii) Term Loans shall only be Fixed Rate Loans, and (iii) Seasonal Revolving Credit Loans shall only be, and shall only be convertible into, Alternate Base Loans. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.03 and of each Lender's portion of the requested borrowing."

         SECTION 2.08 Amendment to Section 2.04(a). Effective as of the Effective Date, Section 2.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) All Term Loans made by a Lender to the Borrower shall be evidenced by a single Term Note duly executed by the Borrower, dated as of November 13, 2002, in substantially the form of Exhibit A hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender's Term Loan Commitment on such date. All Revolving Credit Loans made by a Lender to the Borrower shall be evidenced by a single Revolving Credit Note, duly executed by the Borrower, dated as of November 13, 2002, in substantially the form of Exhibit B hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender's Revolving Credit Commitment on such date. All Seasonal Revolving Credit Loans made by a Lender to the Borrower shall be evidenced by a single Seasonal Revolving Credit



                                       7
                                                                 Sixth Amendment

         Note, duly executed by the Borrower, dated as of November 13, 2002, in substantially the form of Exhibit K hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to the highest principal amount at any time outstanding of such Lender's Seasonal Revolving Credit Commitment as set forth on Schedule 2.01(c)."

         SECTION 2.09 Amendment to Section 2.04(b). Effective as of the Effective Date, Section 2.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Each Revolving Credit Note shall bear interest from its date on the outstanding principal balance thereof, as provided in
         Section 2.05 hereof. The outstanding balance of each Revolving Credit Loan, as evidenced by any such Revolving Credit Note, shall mature and be due and payable on the Revolving Credit Termination Date. Each Seasonal Revolving Credit Note shall bear interest from its date on the outstanding principal balance thereof, as provided in Section 2.05 hereof. The outstanding balance of each Seasonal Revolving Credit Loan, as evidenced by any such Seasonal Revolving Credit Note, shall mature and be due and payable on the Seasonal Revolving Credit Termination Date."

         SECTION 2.10 Amendment to Section 2.04(c). Effective as of the Effective Date, Section 2.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(c) Each Term Note shall bear interest from its date on the outstanding principal balance thereof as provided in Section 2.05 hereof. The Borrower shall make aggregate principal payments in respect of the Term Notes on the dates and in the amounts set forth below.

                           Date                                     Principal Payments
                           ----                                     ------------------

                  January 31, 2003                                  $     500,000

                  February 28, 2003                                 $   5,750,000

                  March 31, 2003 and on the last Business Day       $     250,000
                  of each calendar month thereafter through
                  and including the last Business Day of the
                  calendar month immediately preceding the
                  Term Loan Termination Date

         The aggregate unpaid principal balance of each Term Loan, as evidenced by such Term Note, shall mature and be due and payable on the Term Loan Termination Date."

         SECTION 2.11 Amendment to Section 2.05. Effective as of the Effective Date, Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:



                                       8
                                                                 Sixth Amendment

         "SECTION 2.05 Interest on Loans.

                  (a) Subject to the provisions of Section 2.08 and Section 9.08 hereof, each Alternate Base Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin then in effect.

                  (b) Subject to the provisions of Section 2.08 and Section 9.08 hereof, each Reference Rate Loan shall bear interest at a rate per annum equal to the Reference Rate plus the Applicable Margin then in effect.

                  (c) Subject to the provisions of Section 2.08 and Section 9.08 hereof, each Fixed Rate Loan shall bear interest at a rate per annum equal to the Fixed Rate.

                  (d) Notwithstanding anything contained in this Agreement to the contrary, (i) Revolving Credit Loans shall only be, and shall only be convertible into, Alternate Base Loans or Reference Rate Loans, (ii) Term Loans shall only be Fixed Rate Loans and (iii) Seasonal Revolving Credit Loans shall only be, and shall only be convertible into, Alternate Base Loans.

                  (e) Interest on each Loan shall be payable in arrears on each applicable Interest Payment Date. Interest on each Loan shall be computed based on the number of days elapsed in a year of 360 days. The Agent shall determine each interest rate applicable to the Revolving Credit Loans and shall promptly advise the Borrower and the Lenders of the interest rate so determined."

         SECTION 2.12 Amendment to Section 2.06. Effective as of the Effective Date, Section 2.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 2.06. Fees.

                  (a) The Borrower shall pay each Lender, through the Agent, its pro rata share of a monthly commitment fee ("Commitment Fee") from November 13, 2002 until the later to occur of the Revolving Credit Termination Date and the Seasonal Revolving Credit Termination Date, in an amount equal to: (i)(A) the Available Commitment Amount applicable to the Revolving Credit Commitment during such month (or such shorter period as may be applicable), multiplied by (B) the Applicable Commitment Fee Percentage, plus (ii)(A) the Available Commitment Amount applicable to the Seasonal Revolving Credit Commitment during such month (or such shorter period as may be applicable), multiplied by (B) the Applicable Commitment Fee Percentage; provided, however, that there shall be no Commitment Fee attributable to (i) the Revolving Credit Commitment after the Revolving Credit Termination Date or (ii) the Seasonal Revolving Credit Commitment after the Seasonal Revolving Credit Termination Date.

                  (b) Any portion of the Commitment Fee that has not been previously paid shall be payable in immediately available funds (i) as to any portion of the Commitment Fee which remains unpaid on November 13, 2002, on November 13



                                        9
                                                                 Sixth Amendment

         2002, with respect to any portion of the Commitment Fee unpaid thereafter, on the last Business Day of each calendar month commencing November 30, 2002, (ii) with respect to the Revolving Credit Commitment, on the Revolving Credit Termination Date, (iii) with respect to the Seasonal Revolving Credit Commitment, on the Seasonal Revolving Credit Termination Date and (iv) on the date of any reduction of the Total Revolving Credit Commitment or Total Seasonal Revolving Credit Commitment, in each case in accordance with the provisions of this Agreement. The Commitment Fee due to each Lender under this
         Section 2.06 shall commence to accrue on November 13, 2002 and cease to accrue (i) on the Revolving Credit Termination Date, with respect to the Revolving Credit Commitment, and (ii) on the Seasonal Revolving Credit Termination Date, with respect to the Seasonal Revolving Credit Commitment, in each case in accordance with the terms of this Section
         2.06. The Commitment Fee shall be calculated on the basis of the actual number of days elapsed in a year of 360 days.

                  (c) In consideration of the Loans and other credit accommodations provided herein, the Borrower shall pay each Lender, through the Agent, its pro rata share (allocated pro rata based upon their respective Total Commitments) of a contingency fee (the "Contingency Fee") in an aggregate amount equal to $2,625,000, which Contingency Fee shall be due and payable on the dates and in the amounts (the "Contingency Fee Payments") set forth below:

                                                                Contingency Fee
                     Due Date                                       Payment
                     --------                                   ---------------

                  November 13, 2002                             $    375,000
                  April 1, 2003                                 $    500,000
                  July 1, 2003                                  $    750,000
                  October 1, 2003                               $  1,000,000



         ; provided, however, that if, on or before the due date of any Contingency Fee Payment, Borrower (i) obtains additional capital in accordance with Section 5.20 hereof and (ii) utilizes the proceeds thereof to repay the then outstanding amount of the Term Loans as required by Section 5.20, then, in such event, the remaining Contingency Fee Payments shall be reduced by a fraction, (i) the numerator of which shall be the principal amount of the Term Loans so repaid with the proceeds of such additional capital and (ii) the denominator of which shall be the outstanding principal amount of the Term Loans immediately prior to giving effect to such repayment."

         SECTION 2.13 Amendment to Section 2.07. Effective as of the Effective Date, Section 2.07 of the Credit Agreement, together with the heading thereto, is hereby amended and restated in its entirety to read as follows:



                                       10
                                                                 Sixth Amendment

                  "SECTION 2.07 Termination or Reduction of the Total Revolving Credit Commitment; Termination of Term Loan Commitment; Termination of Seasonal Revolving Credit Commitment.

                  (a) Upon at least five (5) Business Days' prior irrevocable written notice (or facsimile notice promptly confirmed in writing) to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Revolving Credit Commitment ratably among the Lenders in accordance with the amounts of their Commitments; provided, however, the Total Revolving Credit Commitment shall not at any time be reduced to an amount less than the sum of the Revolving Credit Loans then outstanding. Each voluntary partial reduction of the Total Revolving Credit Commitment shall be in an integral multiple of five million dollars ($5,000,000).

                  (b) Simultaneously with any termination or reduction of the Total Revolving Credit Commitment pursuant to paragraph (a) above, the Borrower shall pay to each Lender, through the Agent, the Commitment Fee due and owing through and including the date of such termination or reduction on the amount of the Commitment of such Lender so terminated or reduced.

                  (c) The Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Revolving Credit Termination Date, and all Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon. No Lender shall have any obligation to make any Revolving Credit Loans after the Revolving Credit Termination Date.

                  (d) The Term Loan Commitment of each Lender shall automatically and permanently terminate on the Term Loan Termination Date and all Term Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon.

                  (e) The Seasonal Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Seasonal Revolving Credit Termination Date, and all Seasonal Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon. No Lender shall have any obligation to make any Seasonal Revolving Credit Loans after the Seasonal Revolving Credit Termination Date."

         SECTION 2.14 Amendment to Section 2.09(a). Effective as of the Effective Date, Section 2.09(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) Within fifteen (15) Business Days after the consummation of any Asset Sale, the Borrower shall prepay the Obligations in an amount equal to one hundred percent (100%) of the net cash proceeds of such Asset Sale; provided, however, that the Borrower shall have no obligation to make any such



                                       11
                                                                 Sixth Amendment
         prepayment pursuant to this Section 2.09(a) until the Borrower has received, with respect to any Fiscal Year, aggregate net cash proceeds from Asset Sales of at least one million dollars ($1,000,000) (the "Asset Sale Limit"). Such prepayments shall be applied, first to the principal payments of the Term Loan in inverse order of their maturity, second to the unpaid interest of the Term Loan, third to the unpaid interest on the Seasonal Revolving Credit Loans, fourth to the unpaid principal of the Seasonal Revolving Credit Loans and finally to the repayment of the Revolving Credit Loans."

         SECTION 2.15 Amendment to Section 2.09(b). Effective as of the Effective Date, Section 2.09(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Within five (5) Business Days after the receipt of proceeds pursuant to an issuance by the Borrower or any of its Subsidiaries of any of the Borrower's or any such Subsidiary's equity securities (and regardless of whether such equity securities are issued in a public or private sale), the Borrower shall prepay the Obligations in an amount equal to the net cash proceeds of any such sale of equity securities. Such prepayments shall be applied first to the principal payments of the Term Loan in inverse order of their maturity, second to the unpaid interest of the Term Loan, third to the unpaid interest on the Seasonal Revolving Credit Loans, fourth to the unpaid principal of the Seasonal Revolving Credit Loans and finally to the repayment of the Revolving Credit Loans."

         SECTION 2.16 Amendment to Section 2.09(e). Effective as of the Effective Date, Section 2.09(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(e) The Borrower shall make prepayments of the Revolving Credit Loans and Seasonal Revolving Credit Loans from time to time as required in order to ensure that the aggregate principal amount of the Revolving Credit Loans and Seasonal Revolving Credit Loans outstanding does not exceed the lesser of (i) the Borrowing Base then in effect or
         (ii) the sum of the Total Revolving Credit Commitment plus the Total Seasonal Revolving Credit Commitment."

         SECTION 2.17 Amendment to Section 2.13(a). Effective as of the Effective Date, Section 2.13(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 2.13. Pro Rata Treatment.

                  (a) Except as permitted or contemplated by Sections 2.01(e),
         2.10 2.11, 2.18, 2.19 or 2.20 hereof, each Loan or other borrowing, each payment or prepayment of principal of the Notes, each payment of interest on the Notes, each payment of any fee or other amount payable hereunder and each reduction of the Total Revolving Credit Commitment, the Total Seasonal Revolving Credit Commitment or the Total Term Loan Commitment, as the case may be, shall be



                                       12
                                                                 Sixth Amendment
         made pro rata among the Lenders in the proportions that their Revolving Credit Commitments bears to the Total Revolving Credit Commitment, that their Seasonal Revolving Credit Commitments bear to the Total Seasonal Revolving Credit Commitment and that their Term Loan Commitments bear to the Total Term Loan Commitment, as applicable. Notwithstanding the foregoing, in the event that any Lender notifies Agent in writing prior to the date of a proposed Loan that such Lender will not on such date make such Lender's ratable portion of such Loan available to the Agent (any such Lender being hereinafter referred to as a "Non-Funding Lender"), then, in such event and subject to all other terms and conditions set forth herein, such Loan shall be made pro rata among all Lenders other than the Non-Funding Lender (such Lenders being hereinafter referred to as the "Funding Lenders"); provided, however, that (i) no Funding Lender shall be obligated to make any such Loan if the Non-Funding Lender declined to make its ratable portion of such Loan available to Agent as a result of the occurrence of any Default or Event of Default hereunder or nonsatisfaction of any conditions precedent to such loan, and (ii) no Funding Lender shall be obligated to make any such Loan to the Borrower in an aggregate principal amount in excess of such Lender's Term Loan Commitment or Revolving Credit Commitment, as the case may be."

         SECTION 2.18 Addition of Section 5.19. Effective as of the Effective Date, a new Section 5.19 is hereby added to the Credit Agreement which shall read as follows:

                  "SECTION 5.19 Perfection Letters. Notwithstanding and in addition to the requirements set forth in Sections 4.14 and 4.15 of the Amended and Restated Assignment of Deposit Accounts and Security Agreement executed by the Borrower and the Collateral Trustee dated as of July 31, 1998 (as amended, modified or supplemented from time to time, the "Security Agreement"), the Borrower shall deliver to Agent, not later than February 13, 2003, (i) letter agreements, substantially in the form of Exhibit M attached hereto, duly executed by the Collateral Trustee, Borrower and a sufficient number of armored car companies that transport Borrower's cash, checks or other remittances to comply with the requirements of Section 6.20 hereof and (ii) letter agreements, substantially in the form of Exhibit N attached hereto, duly executed by the Collateral Trustee, Borrower and a sufficient number of depository institutions where Borrower deposits its cash, checks or other remittances to comply with the requirements of Section
         6.20 hereof."

         SECTION 2.19 Addition of Section 5.20. Effective as of the Effective Date, a new Section 5.20 is hereby added to the Credit Agreement which shall read as follows:

                  "SECTION 5.20. Additional Refinancing. Borrower shall use its commercially reasonable best efforts to obtain additional capital, in an amount and on terms and conditions reasonably satisfactory to the Agent and the Lenders, the proceeds of which shall be used to repay a portion of the aggregate amount outstanding under the Term Loans. In addition to and not in limitation of any other provisions of this Agreement, if (i) Borrower fails to obtain additional



                                       13
                                                                 Sixth Amendment
         capital, on terms and conditions reasonably satisfactory to the Agent and the Lenders, in a minimum amount of $20,000,000 on or before April 30, 2003 and (ii) Borrower has not engaged by that date an investment banker reasonably satisfactory to the Agent and the Lenders for purposes of attempting to obtain such additional capital, then, upon the request of Required Lenders, the Agent, on behalf of the Lenders, shall engage an investment banker satisfactory to such Required Lenders, at Borrower's expense, in order to attempt to obtain alternative capital sources for Borrower."

         SECTION 2.20 Amendment to Section 6.19. Effective as of the Effective Date, Section 6.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 6.19. Store Leases; Capital Expenditures. From and after November 13, 2002, open any new stores or enter into any lease, commitment or other agreement obligating the Borrower to take occupancy of any additional leased space; provided, however, that the Borrower shall be permitted to open and/or finish out new company-owned stores (which stores shall be opened in replacement of company-owned stores that are closed in the ordinary course of Borrower's business) if the total amount of all Capital Expenditures made or incurred by the Borrower in connection with opening and/or finishing out (i) any such individual store location does not exceed $75,000 and (ii) all such store locations do not exceed $1,500,000 in the aggregate; provided further, however, that the foregoing shall not restrict the opening and/or finishing out of any franchisee-owned stores if no Capital Expenditures or other costs are made or incurred by the Borrower in connection with the opening and/or finishing out of such stores. In addition to the foregoing, during the period from November 13, 2002 through and including the Final Maturity Date, the Borrower shall not make any Capital Expenditures except for (a) the Capital Expenditures expressly permitted pursuant to the first proviso contained in the preceding sentence and (b) other Capital Expenditures not to exceed $3,000,000 in the aggregate."

         SECTION 2.21 Addition of Section 6.20. Effective as of the Effective Date, a new Section 6.20 is hereby added to the Credit Agreement, which shall read in its entirety as follows:

                  "SECTION 6.20. Collateral Perfection/Control Letters. Notwithstanding and in addition to the requirements set forth in Sections 4.14 and 4.15 of the Security Agreement, permit, at any time on or after February 13, 2003, (i) more than 5% of the aggregate amount of the Borrower's and its Subsidiaries cash, checks or other remittances (excluding any cash, checks or other remittances of ACE Funding) to be held in deposit accounts maintained by financial institutions with which there is no Letter Agreement (as such term is defined in the Security Agreement) or (i) more than 5% of the aggregate dollar amount of the Company's and its Subsidiaries' cash, checks or other remittances (excluding any cash, checks or other remittances of ACE Funding) to be transported by armored car couriers with which there is no Letter Agreement (as such term is defined in the Security Agreement)."

         SECTION 2.22 Addition of Section 6.21. Effective as of the Effective Date, a new Section 6.20 is hereby added to the Credit Agreement, which shall read in its entirety as follows:

                  "SECTION 6.21. ACE Funding. Notwithstanding anything to the contrary contained in this Agreement, (i) ACE Funding shall be entitled to incur Indebtedness in favor of Autobahn Funding Company LLC or any other Person(s) (any such Person being hereinafter referred to as an "ACE Funding Lender"), and such indebtedness may be secured by Liens on any or all of ACE Funding's assets or properties, (ii) ACE Funding shall not be a Borrower under the Agreement and shall not obtain the benefit of the Revolving Credit Commitment or the Seasonal Revolving Credit Commitment (provided, however, that the Borrower shall be permitted to loan, advance or transfer to ACE Funding up to $2,900,000 during the Usage Period for purposes of allowing ACE Funding to (a) satisfy its minimum funding requirements under one or more reserve accounts to be established by ACE Funding in favor of the ACE Funding Lender and (b) provide cash to its self-service check cashing machines in various H&R Block business locations (hereinafter referred to as "SSMs")), (iii) ACE Funding shall not be required to become a Guarantor hereunder, (iv) neither Borrower nor ACE Funding shall allow any ACE Funding Lender to have or obtain a Lien on any assets or properties of the Borrower or any of its Subsidiaries (other than ACE Funding), (v) neither Borrower nor any of its Subsidiaries (other than ACE Funding) will engage in any merger or consolidation with ACE Funding, (vi) neither Borrower nor any of its Subsidiaries (other than ACE Funding) will sell, lease, transfer or otherwise assign any of its assets or properties to, or acquire, for any amount of consideration, any assets or properties of, ACE Funding (provided, however, that the Borrower shall be permitted to lease its SSMs to ACE Funding) and (vii) except as specifically permitted under clause (ii) above, neither Borrower nor any of its Subsidiaries (other than ACE Funding) will make any loans or advances to, or make any equity investments in, ACE Funding (other than the minimum equity investment, if any, required to form ACE Funding under its jurisdiction of organization)."

         SECTION 2.23 Amendment to Article VII. Effective as of the Effective Date, the last paragraph of Article VII of the Credit Agreement shall be deleted in its entirety and replaced with the following:

         "then, and upon the occurrence of any such Event of Default (other than an event described in paragraph (e) or (f) above), and at any time thereafter during the continuance of such Event of Default, the Agent may, and upon the written request of the Required Lenders shall, by written notice (or facsimile notice promptly confirmed in writing) to the Borrower, take any or all of the following actions at the same or different times: (i) engage (only upon the request by the Required Lenders) an independent financial consultant satisfactory to the Lenders to conduct, (A) an analytical review of the Borrower's business practices and any other matter deemed necessary by the Agent and the Lenders, and (B) the Borrower hereby irrevocably agrees to afford such financial consultant full access



                                       15
                                                                 Sixth Amendment
         to the relevant books, records and employees of the Borrower as such financial consultant shall deem necessary or appropriate in light of the scope of such review, (ii) terminate forthwith all or any portion of the Total Commitment and the obligations of WFB to issue or cause to be issued Letters of Credit; (iii) demand that the Borrower provide to WFB, and the Borrower upon such demand agrees to provide, cash collateral in an amount equal to the Total Letter of Credit Exposure of the Borrower then existing, such cash collateral to be deposited in a cash collateral account to be held by Agent for the benefit of WFB; and
         (iv) declare the Notes and all reimbursement obligations in respect of drawings under Letters of Credit then outstanding to be forthwith due and payable, whereupon the principal of such Notes together with accrued interest and fees thereon, together with all reimbursement obligations in respect of drawings under Letters of Credit and all other liabilities of the Borrower accrued hereunder, shall become forthwith due and payable both as to principal and interest, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the other Credit Documents to the contrary notwithstanding; provided, however, that with respect to an Event of Default described in paragraph (e) or (f) above, the Total Commitment and the obligations of WFB to issue Letters of Credit shall automatically terminate and the Notes, all reimbursement obligations in respect of drawings under Letters of Credit, any unpaid accrued fees and any other liabilities of the Borrower accrued hereunder shall automatically become due and payable, both as to principal and interest, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the other Credit Documents to the contrary notwithstanding. The remedies provided in the Credit Documents are cumulative and not exclusive of any remedies provided by law."

         SECTION 2.24 Amendment of Exhibit C, Exhibit I, Schedule 2.01(a),
Schedule 2.01(b), Schedule 6.19(a) and Schedule 6.19(b). Effective as of the Effective Date, (i) Exhibit C, Exhibit I and Schedules 2.01(a) and 2.01(b) to the Credit Agreement are hereby replaced with the forms of Exhibit C, Exhibit I and Schedules 2.01(a) and 2.01(b) attached hereto and (ii) Schedule 6.19(a) and
Schedule 6.19(b) are hereby deleted in their entirety.

         SECTION 2.25 Miscellaneous Additions. Effective as of the Effective Date, (i) Schedule 2.01(c) of the Credit Agreement is hereby added to the Credit Agreement in the form of Schedule 2.01(c) attached hereto and (ii) Exhibit K, Exhibit M and Exhibit N to the Credit Agreement are hereby added to the Credit Agreement in the forms of Exhibit K, Exhibit M and Exhibit N attached hereto.

ARTICLE III. CONDITIONS PRECEDENT

         SECTION 3.01 The effectiveness of the amendments in Article II of this Amendment is subject to the satisfaction of the following conditions precedent:



                                       16
                                                                 Sixth Amendment

                  (a) The Lenders shall have received (i) this Amendment, duly executed by the Borrower and the Lenders, (ii) a certificate of the Secretary of the Borrower acknowledging (A) that the Borrower's Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by the Borrower of this Amendment, and (B) the names of the officers of the Borrower authorized to sign this Amendment together with specimen signatures of such officers, (iii) a Consent and Ratification of the existing Guaranty Agreements, substantially in the form of Exhibit G to the Credit Agreement, executed by each Guarantor, (iv) the Second Amended and Restated Term Notes in the form attached hereto as Exhibit A, duly executed by Borrower in favor of the Lenders, (v) the Amended and Restated Revolving Credit Notes in the form attached hereto as Exhibit B, duly executed by Borrower in favor of the Lenders, (vi) the Seasonal Revolving Credit Notes in the form attached hereto as Exhibit K, duly executed by Borrower in favor of the Lender, and (vii) such additional documents, instruments and information as the Agents or any Lender may reasonably request;

                  (b) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, and the other Credit Documents shall be true and correct in all material respects as of the date hereof, as if made on the date hereof;

                  (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agents and the Required Lenders and their legal counsel;

                  (e) Agent shall have received Borrower's unaudited consolidated financial statements as of September 30, 2002, which shall be in form and substance satisfactory to Agent;

                  (f) Borrower shall have paid (i) the Commitment Fee accrued pursuant to Section 2.06 of the Credit Agreement through the date of this Amendment, as required by Section 2.06(b) of the Credit Agreement,
         (ii) the portion of the Contingency Fee described in Section 2.06 of the Credit Agreement, as amended hereby, which is due and payable on the date hereof and (iii) the portion of the commitment fee described in Section 4.01 of this Amendment which is due and payable on the date hereof; and

                  (g) Borrower shall have paid all reasonable fees and expenses incurred by counsel to Agent and Lenders in connection with the transactions contemplated by this Amendment, including, without limitation, all reasonable fees and expenses incurred in connection with the preparation of this Amendment and any other loan documentation related thereto.

ARTICLE IV. COVENANTS

         SECTION 4.01 In consideration of the Loans and other credit accommodations



                                       17
                                                                 Sixth Amendment
provided herein, the Borrower hereby agrees to pay to each Lender a commitment fee in an amount equal to 1.00% of each Lender's combined Revolving Credit Commitment (as of the date of this Amendment), Term Loan Commitment (as of the date of this Amendment) and Seasonal Revolving Credit Commitment (as of January 16, 2003, as set forth on Schedule 2.01(c) attached hereto). The Borrower, the Lenders and the Agents hereby agree and acknowledge that each Lender's commitment fee shall be deemed fully earned and nonrefundable upon execution of this Amendment by the Borrower, and shall be payable, in immediately available funds, as follows: (i) $1,111,750 of the aggregate commitment fee shall be due and payable on the date of this Amendment (which amount shall be allocated to the Lenders pro rata based upon their respective commitment amounts) and (ii) $1,111,750 of the aggregate commitment fee shall be due and payable on February 28, 2003 (which amount shall be allocated to the Lenders pro rata based upon their respective commitment amounts).

ARTICLE V. REPRESENTATIONS AND WARRANTIES

         SECTION 5.01 The Borrower hereby represents and warrants to the Agents and the Lenders that (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and in any other Credit Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date); (b) no Default or Event of Default under the Credit Agreement, as amended hereby, or any other Credit Document has occurred and is continuing; and (c) Borrower is in compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby, and in the other Credit Documents.

ARTICLE VI. LIMITED WAIVER

         SECTION 6.01 By execution of this Amendment, the Agents and the Lenders hereby waive any violation, Default or Event of Default that would otherwise occur under the Credit Agreement solely as a result of (a) the Borrower's formation of ACE Funding or (b) the Borrower's amendment of its agreements and cessation of its agency relationship with Goleta National Bank on the terms disclosed in the Borrower's Form 8-K filed with the Securities and Exchange Commission on November 5, 2002. Except as expressly provided in the preceding sentence, (i) nothing contained in this Amendment or any other communication between Agents and/or Lenders and the Borrower shall be a waiver of any past, present or future violation, Default or Event of Default of the Borrower under the Credit Agreement or any Credit Document; (ii) Agents and Lenders hereby expressly reserve any rights, privileges and remedies under the Credit Agreement and each Credit Document that Agents and Lenders may have with respect to each violation, default or Event of Default, and any failure by Agents and/or Lenders to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (A) impair, prejudice or otherwise adversely affect the rights of Agents and/or Lenders, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Credit Documents, (B) amend or alter any provision of the Credit Agreement or any Credit Documents or any other contract or instrument, or (C) constitute any course of dealing or other basis for altering any obligation of the Borrower or any rights, privilege or remedy of Agents and/or Lenders under the Credit Agreement or any Credit Documents or any other contract or instrument; and (iii) nothing in this Amendment shall be construed to be a consent.



                                       18
                                                                 Sixth Amendment

ARTICLE VII. MISCELLANEOUS PROVISIONS

         SECTION 7.01 Ratification of Credit Agreement and Other Credit Documents. Except as expressly provided herein, (i) the Credit Agreement and all other Credit Documents shall remain unmodified and in full force and effect as supplemented and amended hereby, and (ii) the Borrower hereby affirms all the provisions of the Credit Agreement, as amended hereby, and the other Credit Documents.

         SECTION 7.02 Confirmation of the Security Documents. The Borrower hereby acknowledges and confirms that the Collateral (as defined in the Security Documents) continues to secure the Liabilities (as defined in the Security Documents), including those arising under the Credit Agreement, as amended hereby.

         SECTION 7.03 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         SECTION 7.04 RELEASE. THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENTS OR LENDERS. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENTS AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENTS AND/OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER CREDIT DOCUMENTS, AND THE NEGOTIATION OF, AND EXECUTION OF, THIS AMENDMENT.



                                       19
                                                                 Sixth Amendment

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                 BORROWER:

                                 ACE CASH EXPRESS, INC.


                                 By:  /s/ JOE W. CONNER
                                    --------------------------------------------
                                 Name:  Joe W. Conner
                                 Title: Senior Vice President &
                                        Chief Financial Officer

                                 AGENT:

                                 WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION


                                 By: /s/ MICHAEL B. SULLIVAN
                                    --------------------------------------------
                                 Name:  Michael B. Sullivan
                                 Title: Senior Vice President


                                 SYNDICATION AGENT:

                                 BANK OF AMERICA, N.A.


                                 By:  /s/ JOHN W. WOODIEL III
                                    --------------------------------------------
                                 Name:  John W. Woodiel III
                                 Title: Managing Director


                                 MANAGING AGENTS:

                                 JPMORGAN CHASE BANK
                                 (f/k/a THE CHASE MANHATTAN BANK)


                                 By:  /s/ D. SCOTT HARVEY
                                    --------------------------------------------
                                 Name:  D. Scott Harvey
                                 Title: Senior Vice President



                                                                 Sixth Amendment

                                 WACHOVIA BANK, NATIONAL ASSOCIATION
                                 (f/k/a FIRST UNION NATIONAL BANK)


                                 By:  /s/ M. G. HYDE
                                    --------------------------------------------
                                 Name:  M. G. Hyde
                                 Title: Director


                                 LENDERS:

                                 WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION


                                 By:  /s/ MICHAEL B. SULLIVAN
                                    --------------------------------------------
                                 Name:  Michael B. Sullivan
                                 Title: Senior Vice President


                                 BANK OF AMERICA, N.A.


                                 By:  /s/ JOHN W. WOODIEL III
                                    --------------------------------------------
                                 Name:  John W. Woodiel III
                                 Title: Managing Director


                                 JPMORGAN CHASE BANK
                                 (f/k/a THE CHASE MANHATTAN BANK)


                                 By:  /s/ D. SCOTT HARVEY
                                    --------------------------------------------
                                 Name:  D. Scott Harvey
                                 Title: Senior Vice President


                                 WACHOVIA BANK, NATIONAL ASSOCIATION
                                 (f/k/a FIRST UNION NATIONAL BANK)


                                 By:  /s/ M. G. HYDE
                                    --------------------------------------------
                                 Name:  M. G. Hyde
                                 Title: Director



                                                                 Sixth Amendment

                                 NATIONAL CITY BANK


                                 By:  /s/ MICHAEL J. DURBIN
                                    --------------------------------------------
                                 Name:  Michael J. Durbin
                                 Title: Vice President


                                 HIBERNIA NATIONAL BANK


                                 By:  /s/ FRANK J. CRIFASI
                                    --------------------------------------------
                                 Name:  Frank J. Crifasi
                                 Title: Senior Vice President


                                 TEXAS CAPITAL BANK, NATIONAL ASSOCIATION


                                 By:  /s/ RONALD K. BAKER
                                    --------------------------------------------
                                 Name:  Ronald K. Baker
                                 Title: Executive Vice President


                                 FIRST AMERICAN BANK, SSB


                                 By:  /s/ PAUL VOORHIES
                                    --------------------------------------------
                                 Name:  Paul Voorhies
                                 Title: Vice President



                                                                 Sixth Amendment

                                SCHEDULE 2.01(a)

                              TERM LOAN COMMITMENTS


          Lender                               Commitment             Percentage of Commitment
          ------                             ---------------          ------------------------
Wells Fargo Bank Texas, N.A.                 $ 14,665,807.85                   30.97%
Bank of America, N.A.                        $ 10,623,397.20                   22.44%
Wachovia Bank, N. A.                         $  8,071,022.40                   17.05%
JPMorgan Chase Bank                          $  8,071,022.40                   17.05%
National City Bank                           $  2,690,341.04                    5.68%
Hibernia National Bank                       $  1,076,136.37                    2.27%
Texas Capital Bank, N.A                      $  1,076,136.37                    2.27%
First American Bank, SSB                     $  1,076,136.37                    2.27%
Total Term Loan Commitments                  $ 47,350,000.00                  100.00%



Schedule 2.01(A)

                                SCHEDULE 2.01(b)

                          REVOLVING CREDIT COMMITMENTS


          Lender                               Commitment             Percentage of Commitment
          ------                            ----------------          ------------------------
Wells Fargo Bank Texas, National            $  32,796,000.00                   27.33%
Association
Bank of America, N.A.                       $  31,296,000.00                   26.08%
Wachovia Bank, National Bank                $  20,460,000.00                   17.05%
JPMorgan Chase Bank                         $  20,460,000.00                   17.05%
National City Bank                          $   6,816,000.00                    5.68%
Hibernia National Bank                      $   2,724,000.00                    2.27%
Texas Capital Bank National                 $   2,724,000.00                    2.27%
Association
First American Bank, SSB                    $   2,724,000.00                    2.27%
Total Revolving Credit Commitments          $ 120,000,000.00                  100.00%


Schedule 2.01(b)

                                SCHEDULE 2.01(c)

                      SEASONAL REVOLVING CREDIT COMMITMENTS


                      Commitment
                     during period
                      commencing
                   December 1, 2002
                      through and      Percentage     Commitment during period commencing January 1, 2003 through
                       including        of Each                     and including January 15, 2003
                     December 31,       Lender's                             ($45,000,000)
                       2002 and        Commitment
     Lender           Commitment
                     during period                                                     Seasonal      Percentage of
                   commencing March                                   Percentage       Revolving     Each Lender's
                    1, 2003 through                    Seasonal         of Each      Credit Loans      Commitment
                     and including                     Revolving       Lender's      greater than     greater than
                     the Seasonal                    Credit Loans     Commitment      $35,000,000     $35,000,000
                   Revolving Credit                  less than or    less than or    but less than   but less than
                   Termination Date                    equal to        equal to       or equal to     or equal to
                     ($10,000,000)                    $35,000,000     $35,000,000     $45,000,000     $45,000,000
------------------ ------------------ ------------- ---------------  ------------   -------------    ---------------
Wells Fargo Bank    $2,733,000.00         27.33%    $9,565,500.00         27.33%    $5,750,000.00          57.50%
Texas, National
Association

Bank of America,    $2,608,000.00         26.08%    $9,128,000.00         26.08%           N/A              N/A
N.A.

Wachovia Bank,      $1,705,000.00         17.05%    $5,967,500.00         17.05%           N/A              N/A
National
Association

JPMorgan Chase      $1,705,000.00         17.05%    $5,967,500.00         17.05%    $2,500,000.00          25.00%
Bank

National City         $568,000.00          5.68%    $1,988,000.00          5.68%           N/A              N/A
Bank

Hibernia              $227,000.00          2.27%      $794,500.00          2.27%           N/A              N/A
National Bank


Texas Capital         $227,000.00          2.27%      $794,500.00          2.27%    $1,750,000.00         17.50%
Bank, National
Association

First American        $227,000.00          2.27%      $794,500.00          2.27%           N/A              N/A
Bank, SSB

Total Seasonal     $10,000,000.00        100.00%    $35,000,000.00       100.00%    $10,000,000.00        100.00%
Revolving Credit
Commitments


                    Commitment during period commencing January 16, 2003 through and including February 28, 2003
                                           ($55,000,000)

     Lender
                                                      Seasonal     Percentage of
                                                     Revolving     Each Lender's
                      Seasonal     Percentage of    Credit Loans     Commitment
                     Revolving     Each Lender's    greater than    greater than
                    Credit Loans     Commitment     $35,000,000     $35,000,000
                    less than or    less than or   but less than   but less than
                      equal to        equal to      or equal to     or equal to
                    $35,000,000     $35,000,000     $55,000,000     $55,000,000
------------------ --------------- --------------- --------------- ---------------
Wells Fargo Bank   $9,565,500.00        27.33%     $11,500,000.00       57.50%
Texas, National
Association

Bank of America,   $9,128,000.00        26.08%            N/A             N/A
N.A.

Wachovia Bank,     $5,967,500.00        17.05%            N/A             N/A
National
Association

JPMorgan Chase     $5,967,500.00        17.05%      $5,000,000.00       25.00%
Bank

National City      $1,988,000.00         5.68%            N/A             N/A
Bank

Hibernia             $794,500.00         2.27%            N/A             N/A
National Bank


Texas Capital        $794,500.00         2.27%     $3,500,000.00        17.50%
Bank, National
Association

First American       $794,500.00         2.27%            N/A             N/A
Bank, SSB

Total Seasonal    $35,000,000.00       100.00%     $20,000,000.00      100.00%
Revolving Credit
Commitments

                                    EXHIBIT A

                  FORM OF SECOND AMENDED AND RESTATED TERM NOTE


U.S. $_________                   Dallas, Texas                November __, 2002

         FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ________________________ (the "Lender"), for the account of its Applicable Lending Office, as defined in that certain Amended and Restated Credit Agreement, dated as of November 9, 2000, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo Bank Texas, National Association, a national banking association, as Agent for the Lenders, Bank of America, N.A., a national banking association, as Syndication Agent, and Wachovia Bank, National Association, a national banking association (f/k/a First Union National Bank), and JPMorgan Chase Bank, a New York state banking corporation (f/k/a The Chase Manhattan
Bank), both as Managing Agents (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender the principal sum of _______________ DOLLARS ($_______________).

         The Borrower promises to pay interest on the unpaid principal amount of the Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Texas, National Association, a national banking association, as Agent, at 4975 Preston Park Boulevard, Suite 280, Plano, Texas 75093, in same day funds.

         All payments made on account of principal of each Term Loan, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Second Amended and Restated Term Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Term Loans in accordance with the terms of this Note.

         This Note is one of the Term Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.


                                       1
                                                               FORM OF TERM NOTE

         This Note amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by that certain Amended and Restated Term Note, dated April 30, 2002 in the principal amount of $______________, executed by the Borrower and payable to the Lender, which Amended and Restated Term Note was given in modification and replacement, but not in extinguishment or novation of, the indebtedness evidenced by that certain Term Note, dated November 7, 2001, in the principal amount of $___________, executed by the Borrower and payable to the Lender, which Term Note was given in modification and replacement, but not in extinguishment or novation of, the indebtedness evidenced by that certain Reducing Revolver Note, dated November 9, 2000, in the principal amount of $______________, executed by the Borrower and payable to the order of the Lender. All rights, titles, liens and security interests securing the prior notes are preserved, maintained and carried forward to secure this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.


                                   ACE CASH EXPRESS, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



                                       2
                                                               FORM OF TERM NOTE

                                LOANS, MATURITIES
                     AND PAYMENTS OF PRINCIPAL AND INTEREST


                                        Rate of        Amount of        Amount of
                        Amount          Interest       Principal         Interest        Unpaid
     Borrowing        and Type of      Applicable      Paid or           Paid or         Principal        Notation
       Date              Loan           to Loan         Prepaid          Prepaid          Balance          Made By
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

                                                               FORM OF TERM NOTE

                                    EXHIBIT B

               FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE


U.S. $________                    Dallas, Texas               November ___, 2002


         FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of __________________ (the "Lender"), for the account of its Applicable Lending Office, as defined in that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo Bank Texas, National Association, a national banking association, as Agent for the Lenders, Bank of America, N.A., a national banking association, as Syndication Agent, and WACHOVIA bank, National Association, a national banking association (f/k/a First Union National Association). and JPMorgan Chase Manhattan Bank, a New York state banking corporation (f/k/a The Chase Manhattan
Bank), both as Managing Agents (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of __________________ DOLLARS ($________________), or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Texas, National Association, a national banking association, as Agent, at 4975 Preston Park Boulevard, Suite 280, Plano, Texas 75093, in same day funds. Each Revolving Credit Loan made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Amended and Restated Revolving Credit Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Revolving Credit Loans in accordance with the terms of this Note.

         This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Loans by the Lender to the Borrower from time to time pursuant to Section 2.01 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting


                                       1
                                                   FORM OF REVOLVING CREDIT NOTE
from each such Revolving Credit Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         This Note amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by that certain Revolving Credit Note dated November 9, 2000 in the principal amount of $___________ executed by the Borrower and payable to the order of the Lender. All rights, titles, liens and security interests securing the prior note are preserved, maintained and carried forward to secure this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS NOTE).

                                     ACE CASH EXPRESS, INC.



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                       2
                                                   FORM OF REVOLVING CREDIT NOTE

                                LOANS, MATURITIES
                     AND PAYMENTS OF PRINCIPAL AND INTEREST



                                        Rate of        Amount of        Amount of
                        Amount          Interest       Principal         Interest        Unpaid
     Borrowing        and Type of      Applicable      Paid or           Paid or         Principal        Notation
       Date              Loan           to Loan         Prepaid          Prepaid          Balance          Made By
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------



                                       3
                                                   FORM OF REVOLVING CREDIT NOTE

                                                                       EXHIBIT C


                              BORROWING BASE REPORT



Borrowing Base Report for Week Beginning Sunday _________, 200__ and Ending Saturday __________, 200__ (the "Prior Week"):

All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in that certain Amended and Restated Credit Agreement, dated as of November 9, 2000, by and among ACE Cash Express, Inc. (the "Borrower"), Wells Fargo Bank Texas, National Association, as Agent, Bank of America, N.A., a national banking association, as Syndication Agent, Wachovia Bank, National Association, a national banking association, and JP Morgan Chase Bank, a New York state banking corporation, both as Managing Agents, and the other Lenders party thereto (as amended, modified, supplemented or extended from time to time, the "Agreement").

                                                        Sunday    Monday   Tuesday   Wednesday    Thursday     Friday   Saturday
                                                        ------    ------   -------   ---------    --------     ------   --------
1.  Calculation of the Borrower's Cash Holdings
    and the Guarantors' Cash Holdings as of the end
    of the Prior Week:

    a. Aggregate amount of cash of
       the Borrower and each of its
       Subsidiaries that is a Guarantor
       (the "Guarantors") in their
       respective stores as of the end
       of the Prior Week                               $         $         $         $            $            $        $
                                                        -------   -------   -------   ---------    --------     ------   --------

    b. Aggregate amount of deposits of
       the Borrower and the Guarantors
       held in depository accounts with
       financial institutions.                         $         $         $         $            $            $        $
                                                        -------   -------   -------   ---------    --------     ------   --------

    c. Aggregate dollar amount of checks
       which are payable to the order of,
       or endorsable to the order of, the
       Borrower and/or the Guarantors,
       other than checks which have been
       deposited into any deposit or other
       account (i.e., the aggregate dollar
       amount of all checks in the Borrower's
       and/or the Guarantors' stores or in
       transit with any armored courier.)              $         $         $         $            $            $        $
                                                        -------   -------   -------   ---------    --------     ------   --------

    d. Aggregate amount of cash of the
       Borrower and the Guarantors in transit
       with armored couriers.                          $         $         $         $            $            $        $
                                                        -------   -------   -------   ---------    --------     ------   --------

    e. Total Borrower's Cash Holdings and
       Guarantors' Cash Holdings as of the
       end of the Prior Week (sum of a
       through d above)                                $         $         $         $            $            $        $
                                                        -------   -------   -------   ---------    --------     ------   --------

2.  Less:  Aggregate amount owed by the
    Borrower and its Subsidiaries to Travelers
    Express Company, Inc. under the Money Order
    Agreement dated April 16, 1998, as
    of the end of the Prior Week                       $         $         $         $            $            $        $
                                                        -------   -------   -------   ---------    --------     ------   --------

3.  Less:  Aggregate amount of any cash and/or
    checks received and/or held by the Borrower
    or the Guarantors for payment to third parties
    (other than Goleta National Bank), including,
    but not limited to, cash and checks received by
    the Borrower or a Subsidiary for the purchase
    of lottery tickets or the payment of any type
    of bill on behalf of a customer in excess
    of $12,500,000.                                    $         $         $         $            $            $        $
                                                        -------   -------   -------   ---------    --------     ------   --------

4.  Equals:  Amount Available for Borrowing,
    subject to the terms of the Agreement, before
    taking into account the outstanding principal
    amount of all Revolving Credit Loans and
    Seasonal Revolving Credit Loans                    $         $         $         $            $            $        $
                                                        -------   -------   -------   ---------    --------     ------   --------

5.  Less:  Aggregate principal amount of all
    Revolving Credit Loans and Seasonal Revolving
    Credit Loans outstanding as of the end of the
    Prior Week                                         $         $         $         $            $            $        $
                                                        -------   -------   -------   ---------    --------     ------   --------

6.  Equals:  Net Amount Available for Borrowing,
    subject to the terms of the Agreement, if
    positive, or amount due, if negative               $         $         $         $            $            $        $
                                                        -------   -------   -------   ---------    --------     ------   --------


The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof.

ACE CASH EXPRESS, INC.

By:
    ---------------------------------

Name:
     --------------------------------

Title:
      -------------------------------

Date:
     --------------------------------



                                                                      EXHIBIT C

                                    EXHIBIT I

                                BORROWING NOTICE

                                  _______, 200_


Wells Fargo Bank Texas, National Association, as Agent
4975 Preston Park Boulevard,
Suite 280
Plano, Texas  75093


         Attention: Loan Administration

Ladies and Gentlemen:

         The undersigned, ACE Cash Express, Inc., a Texas corporation (the "Borrower"), refers to the Credit Agreement, dated as of November 9, 2000 (as amended from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms defined therein and not defined herein being used herein as therein defined), among the undersigned, certain Lenders parties thereto, and Wells Fargo Bank Texas, National Association, a national banking association, as Agent for such Lenders, and hereby gives you notice, irrevocably pursuant to
Section 2.03 of the Credit Agreement, that the undersigned hereby requests a borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such a borrowing (the "Proposed Borrowing") as required by Section 2.03 of the Credit Agreement:

(A)   Borrowing Date of a Proposed Borrowing
      (which is a Business Day)
                                                 ------------------------------

(B)   Aggregate Principal Amount of Proposed
      Borrowing
                                                 ------------------------------

(C)   Revolving Credit Loan or Seasonal Revolving
      Credit Loan
                                                 ------------------------------

(D)   Reference Rate or Alternate Base Loan
                                                 ------------------------------


         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

         (a) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

         (b) no event has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or a Default;

         (c) after giving effect to the Proposed Borrowing and all other borrowings which have been requested on or prior to the date of the Proposed Borrowing but which have not been made prior to such date, the aggregate principal amount of (i) Revolving Credit Loans will not exceed the aggregate of the Revolving Credit Commitment and (ii) Seasonal Revolving Credit Loans will not exceed the aggregate of the Seasonal Revolving Credit Commitment; and

         (d) the proceeds of such Proposed Borrowing will be used only to fund Borrower's working capital requirements in the ordinary course of its business.

         Attached hereto are calculations demonstrating the Borrower's compliance with the aforementioned financial covenants.

                                      Sincerely,

                                      ACE CASH EXPRESS, INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                   EXHIBIT K

                     FORM OF SEASONAL REVOLVING CREDIT NOTE


U.S. $                           Dallas, Texas               November   , 2002
      -------------                                                   --

         FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Amended and Restated Credit Agreement, dated as of November 9, 2000, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo Bank Texas, National Association, a national banking association, as Agent for the Lenders, Bank of America, N.A., a national banking association, as Syndication Agent, Wachovia Bank, National Association, a national banking association (f/k/a First Union National Bank), and JPMorgan Chase Bank, a New York state banking corporation (f/k/a The Chase Manhattan
Bank), both as Managing Agents (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of ______________________________ DOLLARS ($______________), or (ii) the
aggregate unpaid principal amount of all Seasonal Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of each Seasonal Revolving Credit Loan from the date of such Seasonal Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Texas, National Association, a national banking association, as Agent, at 4975 Preston Park Boulevard, Suite 280, Plano, Texas 75093, in same day funds. Each Seasonal Revolving Credit Loan made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Seasonal Revolving Credit Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Seasonal Revolving Credit Loans in accordance with the terms of this Note.

         This Note is one of the Seasonal Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This
Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, (i) provides for the making of Seasonal Revolving Credit Loans by the Lender to the Borrower from time to time pursuant to Section 2.01(e) of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the


                                          FORM OF SEASONAL REVOLVING CREDIT NOTE

Borrower resulting from each such Seasonal Revolving Credit Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS NOTE).



                                        ACE CASH EXPRESS, INC.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
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                                          FORM OF SEASONAL REVOLVING CREDIT NOTE

                                LOANS, MATURITIES
                     AND PAYMENTS OF PRINCIPAL AND INTEREST



                                        Rate of        Amount of      Amount of
                     Amount and        Interest        Principal       Interest         Unpaid
 Borrowing            Type of         Applicable        Paid or        Paid or         Principal        Notation
   Date                 Loan            to Loan         Prepaid        Prepaid          Balance          Made By
----------           ----------       ----------       ---------      ---------        ---------        --------


----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------

----------           ----------       ----------       ---------      ---------        ---------        --------


                                          FORM OF SEASONAL REVOLVING CREDIT NOTE